SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 9, 2001


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-21637               95-4592204
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


                    6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                    (Address of Principal Executive Offices)


                                 (818) 615-1500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

         The Registrant and U.S. Stock Transfer Corporation (the "Rights Agent") entered into a Rights Agreement Amendment, dated as of May 9, 2001 (the "Amendment") to that certain Rights Agreement dated as of March 30, 1998 (the "Rights Agreement") between the Registrant and the Rights Agent. The Amendment provides that none of Harris Toibb and/or any of his Affiliates and/or Associates, whether or not acting together (collectively, "Toibb"), or any other Person (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Amendment) as the result of (x) entering into, performing the terms of, or consummating the transactions contemplated by the Note and Warrant Purchase Agreement, dated as of April 19, 2001, as amended from time to time (the "Purchase Agreement"), between the Company and Harris Toibb, (y) the conversion into Common Stock of the indebtedness underlying the Convertible Promissory Note issued or to be issued to Toibb pursuant to the Purchase Agreement, or (z) the purchase of shares of Common Stock upon exercise of the Common Stock Purchase Warrant issued or to be issued to Toibb pursuant to the Purchase Agreement (collectively, the "Toibb Investment Agreements"). The Amendment also provides that Toibb shall be an Exempt Person (as defined in the Rights Agreement) so long as Toibb's aggregate Beneficial Ownership of Common Stock does not exceed 35% of the shares of Common Stock then outstanding.

         The Amendment further provides that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely as a result of
(i) the approval, execution or delivery of the Toibb Investment Agreements, or
(ii) or the performance of the terms of the Toibb Investment Agreements, or
(iii) the acquisition by Toibb of Beneficial Ownership of Common Stock in an amount less than or equal to 35% of the shares of Common Stock then outstanding.

         Except as expressly amended by the Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Amendment is filed as Exhibit 4.1 and is incorporated herein by this reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 9, 2001                     BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                         By:  /S/ ROBERT CHMIEL
                                            -----------------------------------
                                              Robert Chmiel
                                              Chief Operating Officer and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                                    PAGE
-------                                                                    ----
4.1      Rights Agreement Amendment, dated as of May 9, 2001,               5
         between Brilliant Digital Entertainment, Inc. and
         U.S. Stock Transfer Corporation


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